UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 10, 2005

TransDigm Inc.	TransDigm Holding Company
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

333-108340	333-108340-06
(Commission File Number)	(Commission File Number)

34-1750032	13-3733378
(IRS Employer Identification No.)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code (216) 289-4939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, in July 2004, TransDigm Inc. (“TransDigm”) acquired all of the issued and outstanding shares of capital stock of Avionic Instruments Inc. (“Avionic”) and DAC Realty Corp. (“DAC”). On February 10, 2005, and in accordance with the terms of that certain Indenture, dated as of July 22, 2003, among TransDigm, The Bank of New York, as trustee (the “Trustee”), and the other parties named therein (as supplemented from time to time, the “Indenture”), TransDigm Holding Company, TransDigm, Avionic, DAC, certain other direct and indirect subsidiaries of TransDigm and the Trustee, entered into that certain Second Supplemental Indenture to the Indenture (the “Second Supplemental Indenture”). In addition, on February 10, 2005, and in accordance with the terms of that certain Amended and Restated Credit Agreement, dated as of April 1, 2004, among TransDigm and the other parties named therein (as amended from time to time, the “Credit Agreement”), Avionic, DAC and Credit Suisse First Boston, as collateral agent, entered into Supplement No. 2 (“Supplement No. 2”) to the Guarantee and Collateral Agreement, dated as of July 22, 2003, among TransDigm and the other parties named therein. Pursuant to the terms of the Second Supplemental Indenture and Supplement No. 2, Avionic and DAC agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the Indenture and the Credit Agreement, respectively. In addition, under the terms of Supplement No. 2, Avionic and DAC pledged substantially all of their assets to secure their guaranteed obligations.

Copies of the Second Supplemental Indenture and Supplement No. 2 are attached to this filing as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference, and the foregoing summary of the terms and conditions of the Second Supplemental Indenture and Supplement No. 2 is qualified in its entirety by reference to such exhibits.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	Second Supplemental Indenture, dated as of February 10, 2005, among TransDigm Holding Company, TransDigm Inc., Avionic Instruments Inc., DAC Realty Corp., the other direct and indirect subsidiaries of TransDigm Inc. named therein and The Bank of New York, as trustee.

10.2	Supplement No. 2, dated as of February 10, 2005, among Avionic Instruments Inc., DAC Realty Corp. and Credit Suisse First Boston, as collateral agent, to the Guarantee and Collateral Agreement, dated as of July 22, 2003, among TransDigm Holding Company, TransDigm Inc., the direct and indirect subsidiaries of TransDigm Inc. named therein and Credit Suisse First Boston, as collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Chief Financial Officer

Date: February 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM HOLDING COMPANY

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Chief Financial Officer

Date: February 16, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Supplemental Indenture, dated as of February 10, 2005, among TransDigm Holding Company, TransDigm Inc., Avionic Instruments Inc., DAC Realty Corp., the other direct and indirect subsidiaries of TransDigm Inc. named therein and The Bank of New York, as trustee.

10.2	Supplement No. 2, dated as of February 10, 2005, among Avionic Instruments Inc., DAC Realty Corp. and Credit Suisse First Boston, as collateral agent, to the Guarantee and Collateral Agreement, dated as of July 22, 2003, among TransDigm Holding Company, TransDigm Inc., the direct and indirect subsidiaries of TransDigm Inc. named therein and Credit Suisse First Boston, as collateral agent.